CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Financial Highlights" and "Independent Auditors" and to the incorporation by reference of our report dated February 19, 2003 in this Registration Statement (Form N-1A No. 811-4297) of Van Eck Funds.




                                                    /s/ ERNST & YOUNG LLP


                                                        ERNST & YOUNG LLP



 New York, New York
 July 30, 2003